AMENDMENT NO. 2
                                     and

                                    WAIVER

                          Dated as of April __, 2000

                                      to

                          CASH COLLATERAL AGREEMENT
                         Dated as of February 8, 2000

                                     and

                            FORBEARANCE AGREEMENT
                         Dated as of February 4, 2000



      PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the Pledgors (as defined below), certain of the lenders signatory to the Cash Collateral Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

      1.    Cash Collateral Agreement.
            -------------------------

            (a) Reference is hereby made to the Cash Collateral Agreement, dated as of February 8, 2000, among the Company, the Banks, the Agents and the Administrative Agent, as amended by Amendment No. 1 dated February 10, 2000 (the "Cash Collateral Agreement").

            (b) The Cash Collateral Agreement as further amended herein is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

      2.    Forbearance Agreement.
            ---------------------

            (a) Reference is also made to the Forbearance Agreement, dated as of February 4, 2000, among the Pledgors, the Banks signatory thereto, the Agents, the Administrative Agent, and the Collateral Agent (in each case as defined therein)(the "Forbearance Agreement").

            (b) The Forbearance Agreement as further amended herein is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

      3.    Definitions.
            -----------

            (a) All terms defined in the Cash Collateral Agreement or the Forbearance Agreement are used in this Amendment No. 2 and Waiver (this "Amendment and Waiver") with the meanings therein ascribed to them.

            (b)   For purposes of this Amendment and Waiver:

                  "Amendment No. 2 and Waiver Effective Date" shall have the meaning ascribed to that term in paragraph 8 of this Amendment and Waiver.

                  "Bankruptcy Court Order" means an order of the Bankruptcy Court approving the execution, delivery and performance by the Company of this Amendment and Waiver.

                  "Reinsurance Agreement" shall mean the reinsurance agreement between Southwestern Life Insurance Company, Security Life and Trust Insurance Company and RGA Reinsurance Company, dated as of _________, 2000, in the form attached hereto as Exhibit A, as such form may be amended or modified from time to time after the Amendment No. 2 and Waiver Effective Date; provided, that any such amendment or modification that is material and adverse to the Company shall have been approved by the Majority Banks; provided further, that any amendment or modification of Article VI, Paragraph 6 shall be deemed to be material and adverse to the Company and shall require approval by the Majority Banks.

      4.    Representations and Warranties.
            ------------------------------

            In order to induce the Banks to execute and deliver this Amendment and Waiver, the Company hereby represents and warrants as follows:

            (a) (i) The Company has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and Waiver and the Cash Collateral Agreement, as further amended by this Amendment and Waiver. This Amendment and Waiver has been duly executed and delivered by the duly authorized officers of the Company, and the Cash Collateral Agreement, as further amended by this Amendment and Waiver is, the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, whether at law or in equity (including principles of good faith and fair dealing). The execution, delivery and performance in accordance with their respective terms by the Company of this Amendment and Waiver and the Cash Collateral Agreement, as further amended by this Amendment and Waiver do not and (absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company or of any Subsidiary, to have been obtained, or any Governmental Registration to have been made, other than the Bankruptcy Court Order, which is a Final Order and is in full force and effect, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Company or any Subsidiary under (1) any Contract to which the Company, or any

Subsidiary is a party or by which the Company, or any Subsidiary or any of their respective properties may be bound, or (2) any Applicable Law. As used herein, "Governmental Approval" shall mean any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit; "Governmental Registration" shall mean any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

            (ii) Each of the Pledgors has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and Waiver and the Forbearance Agreement, as further amended by this Amendment and Waiver. This Amendment and Waiver has been duly executed and delivered by the duly authorized officers of each Pledgor, and the Forbearance Agreement, as further amended by this Amendment and Waiver is, the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, whether at law or in equity (including principles of good faith and fair dealing). The execution, delivery and performance in accordance with their respective terms by each Pledgor of this Amendment and Waiver and the Forbearance Agreement, as further amended by this Amendment and Waiver do not and (absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of such Pledgor or of any of its Subsidiaries, to have been obtained, or any Governmental Registration to have been made, other than the Bankruptcy Court Order, which is a Final Order and is in full force and effect, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of such Pledgor or any Subsidiary under (1) any Contract to which such Pledgor, or any Subsidiary is a party or by which such Pledgor, or any Subsidiary or any of their respective properties may be bound, or (2) any Applicable Law. As used herein, "Governmental Approval" shall mean any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit; "Governmental Registration" shall mean any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

             (b) (i) The copy of the Reinsurance Agreement attached hereto as Exhibit A is the current draft as of the Amendment No. 2 and Waiver Effective Date.

                  (ii) The copy of the Bankruptcy Court Order attached hereto as Exhibit B is a true and correct copy of such order.

             (c) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(b) of the Cash Collateral Agreement and shall be made at and as of the Amendment No. 2 and Waiver Effective Date.

      5.    Amendments to the Cash Collateral Agreement.
            -------------------------------------------

            (a) Effective upon the satisfaction of the condition specified in paragraph 8(a) hereof, the Cash Collateral Agreement shall be amended as follows:

                  (i) by amending nunc pro tunc, the existing definition of Company Operating Budget to read in its entirety as follows:

            "Company Operating Budget" shall mean the operating budget of the Company as identified in Schedule 1.01(A) to this Agreement as approved by the Bankruptcy Court on February 28, 2000.

                  (ii) by adding, in alphabetical order, the following new definition:

            ""Subscription Bank Account" shall mean the Bank Account established by the Company for, and only for, the deposit of cash received in escrow for the payment for shares pursuant to the subscription agreement under the preferred shareholder's recapitalization plan."

                   (iii) by amending Section 8.16 to add the following proviso at the end thereof:

      "provided   further  that  this  Section  8.16  shall  not  apply  to  the
Subscription Bank Account".

               (b) Upon and after the Amendment No. 2 and Waiver Effective Date, the Cash Collateral Agreement is hereby further amended as follows:

                  (i) by amending Section 2.01(c) by deleting the proviso to the first sentence, and substituting therefore, the following:

      "provided, that no withdrawal in respect of Operating Expenses shall be made if, after giving effect thereto, and to all other withdrawals then requested to be made from the Collateral Account, the remaining aggregate balance in the Collateral Account and the Custody Account collectively would be less than $3,500,000."

                  (ii) by amending Section 8.01 by adding thereto the following new section (o):

            "(o) provide the Agent with any information reasonably requested by the Agent concerning the status of the plan of reorganization of the Company dated April 5, 2000 or any other plan of reorganization for the Company or other disposition of the Company's assets."

                  (iii) (A) by amending Section 8.06(a) by adding at the end of the first sentence the following proviso:

            "provided that, within two Business Days after any dissolution or wind down permitted under this Section, the Company shall comply with its obligations under Section 4.03 of the Company Security Agreement." and

                         (B)  by adding to Schedule 8.06(a) a new final sentence
reading as follows:

            "The   liquidation   or  dissolution   of   Southwestern   Financial
      Corporation, AMH Holdings Corporation, or PennCorp Financial Services, Inc.."

      6.    Certain Other Amendments.
            ------------------------

            (a) Upon and after the  Amendment No. 2 and Waiver  Effective  Date,
Section 10 of the Forbearance Agreement shall be amended by amending the existing definition of Termination Date to read as follows:

            "Termination Date" shall mean the earlier to occur of (a) the dismissal of the Chapter 11 Case, (b) the conversion of the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code, and (c) June 30, 2000.

            (b) Effective upon the satisfaction of the condition specified in paragraph 8(a) hereof, Section 3 of the Company Security Agreement is hereby amended by adding at the end of the existing proviso thereof the following proviso:

          "; and provided further that Collateral shall not include the Subscription Bank Account."

      7.    Waiver.
            ------

            Upon and after the Amendment No. 2 and Waiver Effective Date, the Majority Banks hereby waive application of and the Company's obligation to comply with Section 8.15 of the Cash Collateral Agreement to the extent, and only to the extent, that any non-compliance results solely from the consummation of the Reinsurance Agreement; provided that the waiver granted in this paragraph 7 shall cease to be effective, and Section 8.15 shall thereupon again be effective, if the Terminal Accounting and Settlement contemplated by paragraph 6 of Article VI of the Reinsurance Agreement shall not be completed within the ten calendar day period contemplated by that paragraph, should that paragraph become applicable.

      8.    Conditions to Effectiveness: Amendment No. 2 and Waiver Effective
            -----------------------------------------------------------------
            Date.
            ----

            (a) This Amendment and Waiver (i) shall be effective as of February 28, 2000 with respect to the amendment described in paragraph 5(a)(i) and (ii) shall be effective as of the date first written above with respect to the amendments in paragraphs 5(a)(ii) and (iii) and 6(b), but no such amendments shall become effective as of such dates until such time as this Amendment and Waiver has been executed and delivered by the Company, the Majority Banks and the Administrative Agent.

            (b) This Amendment and Waiver shall become effective as of the date first written above with respect to paragraph 5(b), paragraph 6(a) and paragraph 7, but shall not become effective as of such date until the time (such time, the "Amendment No. 2 and Waiver Effective Date") as:

                  (i) this Amendment and Waiver has been executed and delivered by the Company, the Majority Banks and the Administrative Agent;

                  (ii) all amounts payable pursuant to Section 11.03 of the Cash Collateral Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full;

                  (iii) the Banks, after April 1, 2000, shall have received a prepayment pursuant to Section 3.05(a) of the Cash Collateral Agreement from the Company in the principal amount not less than $5,000,000 together with interest accrued through the date of prepayment; and

                  (iv) the Bankruptcy Court Order shall have become a Final

Order.

            provided, however that if the above conditions are not met on or before May [ ], 2000, this Amendment and Waiver will terminate with respect to the amendments referred to in this paragraph 8(b) on such date.

      9.    Governing Law.
            -------------

            The rights and duties of the Company, the Agent and the Banks under this Amendment and Waiver shall, pursuant to New York General Obligations Law
Section 5-1401, be governed by the law of the State of New York.

      10.   Counterparts.
            ------------

            This   Amendment   and  Waiver  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

      11.   Headings.
            --------

            Section headings in this Amendment and Waiver are included herein for convenience and reference only and shall not constitute a part of this Amendment and Waiver for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and year first above written.

                                       PENNCORP FINANCIAL GROUP, INC.

                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title: Executive Vice President

                                       AMH HOLDINGS CORPORATION

                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title: Executive Vice President

                                       SOUTHWESTERN FINANCIAL CORPORATION

                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title: Senior Vice President

                                       SOUTHWESTERN FINANCIAL SERVICES
                                         CORPORATION

                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title: Assistant Secretary

                                       KB MANAGEMENT L.L.C.


                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title: Authorized Manager

                                       KB INVESTMENT L.L.C.


                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title:  Authorized Manager

                                       PENNCORP OCCIDENTAL CORP.


                                       By: /S/ SCOTT D. SILVERMAN
                                           ----------------------------------
                                           Name: Scott D. Silverman
                                           Title: President and Secretary

                                       THE BANK OF NEW YORK, as
                                       Administrative Agent, Collateral Agent
                                          and as a Bank

                                       By: /S/ PETER W. HELT
                                           ----------------------------------
                                           Name: Peter W. Helt
                                           Title: Vice President

                                       THE CHASE MANHATTAN BANK, as a
                                       Managing Agent and as a Bank

                                       By: /S/ GLENN R. MEYER
                                           ----------------------------------
                                           Name: Glenn R. Meyer
                                           Title: M.D.

                                       BANK OF AMERICA, N.A., formerly known as
                                       Nations Bank, N.A., as a Managing
                                           Agent and as a Bank

                                       By: /S/ WILLIAM E. LUWUPSTHE, IV
                                           ----------------------------------
                                           Name: William E. Luwupsthe, IV
                                           Title: Managing Director

                                       FLEET NATIONAL BANK, as a
                                       Co-Agent and as a Bank

                                       By: /S/ DONALD R. NICHOLSON
                                           ----------------------------------
                                           Name: Donald R. Nicholson
                                           Title:  SVP

                                       MELLON BANK, N.A., as a Co-Agent
                                       and as a Bank

                                       By: /S/ GARY A. SAUL
                                           ----------------------------------
                                           Name: Gary A. Saul
                                           Title: First Vice President

                                       CIBC INC., as a Co-Agent and as a Bank


                                       By: /S/ GERALD GIRARDI
                                           ----------------------------------
                                           Name: Gerald Girardi
                                           Title: Executive Director
                                                  CIBC World Markets Corp.,
                                                     as Agent

                                       DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES, as a Co-
                                       Agent and as a Bank

                                       By: /S/ GEORGE T. FERGUSON, IV
                                           ----------------------------------
                                           Name: George T. Ferguson, IV
                                           Title: Assistant Vice President

                                       By: /S/ STEPHEN A. KOVACH
                                           ----------------------------------
                                           Name: Stephen A. Kovach
                                           Title: Assistant Vice President

                                       FIRST UNION NATIONAL BANK


                                       By: /S/ THOMAS L. STITCHBERRY
                                           ----------------------------------
                                           Name: Thomas L. Stitchberry
                                           Title: Senior Vice President

                                       BEAR STEARNS & CO., INC.


                                       By:/S/ GREGORY A. HARLEY
                                           ----------------------------------
                                           Name: Gregory A. Harley
                                           Title: Senior Managing Director

                                       DK ACQUISITION PARTNERS, L.P.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                       ING (U.S.) CAPITAL CORPORATION


                                       By: /S/ MARY FORSTNER
                                           ----------------------------------
                                           Name: Mary Forstner
                                           Title: Senior Associate